Exhibit 10.14.2

Modification and Extension
of Real Estate Lien and Note

THAT, LEANDER ASSOCIATES, LTD., a Texas limited partnership (herein called "Undersigned"), being legally obligated to pay the hereinafter described promissory note (the "Note") and who, if not presently primarily liable for the payment of the Note, does hereby expressly assume the payment thereof, the Note being in the original principal sum of SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($700,000.00) dated October 5, 2018, executed by the Undersigned, payable to the order of EQUITY SECURED INVESTMENTS, INC., (herein called "Lender") more fully described in a Deed of Trust of even date therewith, duly recorded under Instrument Number 2018089704, Official Public Records, Williamson County, Texas (the "Deed of Trust"), as previously modified and extended by that certain Modification and Extension of Real Estate Lien and Note recorded in Official Public Records, Williamson County, Texas, additionally described in and controlled by that certain Commercial Loan Agreement of even date therewith ("Loan Agreement"), the Note being guaranteed by JAMES T. WALESA ("Guarantor") pursuant to that one certain Guaranty Agreement of even date therewith (the "Guaranty Agreement"), and all other documents evidencing or delivered in connection with the loan are collectively referred to herein as the ("Loan Documents"), are secured by the liens therein created or mentioned against the following described property, to-wit:

> Lot 1, VISTA RIDGE COMMERCIAL INCLUDING THE REPLAT OF LOT 1 SHIN OAK ESTATES SECTION 1, a subdivision in Williamson County, Texas, according to the map or plat thereof, recorded in Cabinet DD, Slide 91 of the Plat Records of Williamson County, Texas;

and who now desires to extend, modify or rearrange the time or manner of payment of the Note and to extend and carry forward said liens on said property; and

WHEREAS, Lender, the legal owner and holder of the Note and of the liens securing the same, in consideration of the premises and at the request of the Undersigned, has agreed to extend, modify or rearrange the time or manner of payment of the Note as hereinafter provided (this "Modification");

NOW, THEREFORE, in consideration of the extension, modification or rearrangement of the time or manner of payment of the Note as hereinafter set forth by the legal owner and holder thereof, the Undersigned hereby renews the Note and indebtedness and promises to pay to the order of Lender, the sum of SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($700,000.00) (being the present unpaid balance of the Note), together with interest thereon at a rate equal to the lesser of (a) the Maximum Rate (as defined in the Note), or (b) TWELVE AND THREE-FOURTHS OF ONE PERCENT (12.75%), payable on demand, or if no demand is made, as follows:

> The principal thereon shall be due and payable on or before April 5, 2022 (the "Maturity Date"). The interest thereon shall be due and payable monthly as it

accrues, with the first of such monthly interest installments being due and payable on November 5, 2020, and with a like installment of interest being due and payable regularly and monthly thereafter, and with the next installment of interest being due and payable on May 5, 2021, until the Maturity Date, at which time all outstanding principal and interest shall be finally due and payable.

The parties hereto acknowledge that the optional extensions of Maturity Date previously provided for in the Loan Documents have terminated, and nothing herein shall be implied or understood to create a right or entitlement to any further extension of the Maturity Date as set forth in this Modification.

The parties hereto hereby extend said liens on said property until said indebtedness and Note as so renewed and extended have been fully paid, and agree that such extension or rearrangement shall in no manner affect or impair the Note or the liens securing the same and that said liens shall not in any manner be waived, the purpose of this instrument being simply to extend, modify or rearrange the time or manner of payment of the Note and indebtedness and to carry forward all liens securing the same, which are acknowledged by the parties to be valid and subsisting, and the parties further agree that all terms and provisions of said original Note and of the instrument or instruments creating or fixing the liens securing the same shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.

The Undersigned hereby represents and warrants to Lender that the Undersigned does not have any claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Loan Documents. Nevertheless, to the extent any determination or assertion is hereafter made that the Undersigned has any such claims, offsets, defenses or counterclaims, whether or not now known, anticipated or suspected, fixed, contingent or conditional, at law or in equity (including, but not limited to, the exercise of any rights and remedies under this Modification or the Loan Documents, or the negotiation, execution or delivery of this Modification or any other Loan Documents), the Undersigned hereby waives and hereby releases Lender, its predecessors, successors and assigns, its parents, subsidiaries and affiliates, agents, counsel, trustees, servicers, beneficiaries, certificate holders of Lender, and the officers, directors, shareholders, partners, employees, attorneys and agents of each of the foregoing (collectively, the "Released Parties") from any and all such claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, UNDERSIGNED UNCONDITIONALLY WAIVES (A) ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, TO THE EXTENT THE SAME PERTAIN OR MAY PERTAIN TO ANY ENFORCEMENT OF THE NOTE AND/OR GUARANTY; AND (B) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO

ACT OF OR BY HOLDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF ANY OF THE LOAN DOCUMENTS.

EFFECTIVE October 5, 2020.

BORROWER:

LEANDER ASSOCIATES, LTD.
a Texas limited partnership

By: SHADOW RETAIL PARTNERS, L.P.
a Delaware limited partnership
General Partner

By: ALL IN GP COMPANY, LLC
a Delaware limited liability company
General Partner

By: ALLIED INTEGRAL UNITED, INC.
a Delaware corporation
Sole Member

By: ______________________
B.J. Parish
Executive Vice President

The undersigned guarantors of the above described Note hereby join in and consent to the above Modification and Extension of Real Estate Lien and Note.

EFFECTIVE October 5, 2020.

____
JAMES T. WALESA

ACT OF OR BY HOLDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF ANY OF THE LOAN DOCUMENTS.

EFFECTIVE October 5, 2020.

BORROWER:

LEANDER ASSOCIATES, LTD.
a Texas limited partnership

By: SHADOW RETAIL PARTNERS, L.P.
a Delaware limited partnership
General Partner

By: ALL IN GP COMPANY, LLC
a Delaware limited liability company
General Partner

By: ALLIED INTEGRAL UNITED, INC.
a Delaware corporation
Sole Member

By: ______________________
B.J. Parish
Executive Vice President

The undersigned guarantors of the above described Note hereby join in and consent to the above Modification and Extension of Real Estate Lien and Note.

EFFECTIVE October 5, 2020.

____
JAMES T. WALESA

ACCEPTED AND AGREED TO:

EQUITY SECURED INVESTMENTS, INC.

By: ______________________
Vince DiMare

STATE OF Texas §
§
COUNTY OF Midland §

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared B.J. Parish, Executive Vice President of ALLIED INTEGRAL UNITED, INC. a Delaware corporation, Sole Member of ALL IN GP COMPANY, LLC, a Delaware limited liability company, General Partner of SHADOW RETAIL PARTNERS, L.P., a Delaware limited partnership, General Partner of LEANDER ASSOCIATES, LTD., a Texas limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same in the capacity and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 11 day of May, 2021.

____
NOTARY PUBLIC, State of Texas

REBEKAH ALT
Notary Public, State of Texas
Comm. Expires 09-28-2022
Notary ID 131741775

STATE OF Texas §
§
COUNTY OF Bexar §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared JAMES T. WALESA, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 17th day of May, 2021.

VIRGINIA L CONNOLLY
NOTARY PUBLIC
STATE OF TEXAS
MY COMM. EXP. 03/29/25
NOTARY ID 285682-2

Virginia L Connolly
NOTARY PUBLIC, State of ______

STATE OF ______ §
§
COUNTY OF ______ §

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Vince DiMare, Principal of EQUITY SECURED INVESTMENTS, INC., and acknowledged to me that he executed the foregoing instrument on behalf of said lending institution for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of May, 2021.

DANIEL F BERNAL
Notary ID #132158877
My Commission Expires
September 4, 2023

D. F. B.
NOTARY PUBLIC, State of ______